Overstock Announces Second Quarter 2023 Financial Results
Completed acquisition of Bed Bath & Beyond brand and other intellectual property
Executing a transformative re-branding, supported by strong balance sheet

SALT LAKE CITY - July 27, 2023 - Overstock.com, Inc. (NASDAQ:OSTK) today reported financial results for the quarter ended June 30, 2023.

Second Quarter 2023 Financial Highlights

•	Total net revenue was $422 million, a decrease of 20% year-over-year
•	Gross profit of $94 million, or 22.4% of total net revenue
•	Operating loss of $4 million
•	Net loss of $73 million
•	Diluted net loss per share of $1.63; Adjusted diluted net loss per share (non-GAAP) of $0.02
•	Adjusted EBITDA (non-GAAP) of $8 million, which represents 2.0% of net revenue
•	Cash and cash equivalents totaled $343 million at the end of the second quarter

“The acquisition of the Bed Bath & Beyond brand is the beginning of a new phase of growth for us,” said Overstock CEO Jonathan Johnson. “The successful launch and early performance of our Bed Bath & Beyond business in Canada has been encouraging. The Bed Bath & Beyond brand is strong. In Canada, customers want to buy – and are comfortable buying – from the new Bed Bath & Beyond website.”

“We are optimistic about our future with this new brand in the U.S.,” continued Johnson. “The combination of a highly recognized and much-loved consumer home brand and our asset-light operating model should meaningfully grow and scale our business in the U.S. and Canada. We know there is work to be done to win Bed Bath & Beyond customers and retain our existing loyal customers through this transition. We have the right strategies, the right action plan, and the right people in key positions to execute this transformation. The entire organization is focused on ensuring the success of the Bed Bath & Beyond U.S. launch, still targeted for early August.”

“The team continued to execute well during the second quarter,” Johnson stated. “As we navigated an intensely competitive environment well with our asset-light business model, we were able to provide smart value to our customers, improve our year-over-year revenue trend, and deliver another quarter of positive adjusted EBITDA. Our balance sheet remains strong with over $300 million in net cash, setting us up well to execute the transformative re-branding of our furniture and home furnishings e-commerce business. We look forward to providing an update on our re-branding efforts and our second quarter 2023 performance during our earnings call.”

Second Quarter 2023 Operational Metrics*

•	Active customers of 4.6 million, a decrease of 29% year-over-year
•	Last Twelve Months (LTM) net revenue per active customer of $361, a decrease of 1% year-over-year
•	Orders delivered of 1.8 million, a decrease of 16% year-over-year
•	Average order value of $234, a decrease of 5% year-over-year
•	Orders per active customer of 1.56, a decrease of 5% year-over-year
•	Orders placed on a mobile device were 51% of gross merchandise sales
*Certain terms, such as active customers, LTM net revenue per active customer, orders delivered, average order value, and orders per active customer are defined under "Supplemental Operational Data" below.

Earnings Webcast and Replay Information
Overstock will hold a conference call and webcast to discuss its second quarter 2023 financial results on Thursday, July 27, 2023 at 8:30 a.m. ET. To access the live webcast and presentation slides, go to http://investors.overstock.com. To participate in the conference call via telephone, please register at the link available at http://investors.overstock.com/events. Registrants will receive dial-in information and a unique PIN to access the live call. Questions may be emailed in advance of the call to ir@overstock.com.

A replay of the conference call will be available at http://investors.overstock.com starting two hours after the live call has ended.

About Overstock.com
Overstock.com, Inc. (NASDAQ:OSTK) is an online furniture and home furnishings retailer and technology-focused innovator based in Salt Lake City, Utah. Overstock.com, Inc. owns the Bed Bath & Beyond brand and other intellectual property related to the brand. Our leading e-commerce website sells a broad range of new home products at low prices, including furniture, décor, area rugs, bedding and bath, home improvement, and more. The online shopping site features millions of products that tens of millions of customers visit each month. Overstock regularly posts information about the Company and other related matters on the Newsroom and Investor Relations pages on its website, Overstock.com.

Bed Bath & Beyond, Beyond, Welcome Rewards, Overstock, and Overstock.com are trademarks of Overstock.com, Inc. Other service marks, trademarks and trade names which may be referred to herein are the property of their respective owners.

Cautionary Note Regarding Forward-Looking Statements
This press release and the July 27, 2023 conference call and webcast to discuss our financial results may contain forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include all statements other than statements of historical fact, including forecasts of trends, market conditions, the impact of our national marketing campaign, and other factors that could impact our results of operations. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We undertake no obligation to update any forward-looking statements as a result of any new information, future developments, or otherwise. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of reasons, including but not limited to, macroeconomic changes, including higher inflation and higher interest rates, and difficulties we may have with our fulfillment partners, supply chain, access to products, shipping costs, competition, attraction/retention of employees, search engine optimization results, and/or payment processors. Other risks and uncertainties include, among others, negative economic consequences of global conflict, problems with our infrastructure, including cyber-attacks or data breaches affecting us, adverse tax, regulatory or legal developments, any restrictions on the use of "cookies" or other tracking technologies, any negative business impacts associated with our evolving business practices including our use of our newly acquired Bed Bath & Beyond brand and other intellectual property related to the brand, our exit from non-home categories, and whether our partnership with Pelion Venture Partners will be able to achieve its objectives. More information about factors that could potentially affect our financial results are included in our Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 24, 2023, in our Form 10-Q for the quarter ended March 31, 2023, which was filed with the SEC on May 2, 2023, and in our subsequent filings with the SEC. The Forms 10-K, 10-Q, and our subsequent filings with the SEC identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements.

Contacts Investor Relations: Lavesh Hemnani ir@overstock.com	Media Relations: Sarah Factor pr@overstock.com

Overstock.com, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except per share data)
	June 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$342,891	$371,263
Restricted cash	185	194
Accounts receivable, net	19,122	17,693
Inventories	6,313	6,526
Prepaids and other current assets	20,369	18,833
Total current assets	388,880	414,509
Property and equipment, net	109,949	109,906
Deferred tax assets, net	52,941	41,439
Intangible assets, net	25,583	9
Goodwill	6,160	6,160
Equity securities	208,476	296,317
Operating lease right-of-use assets	4,985	7,460
Other long-term assets, net	13,578	2,746
Total assets	$810,552	$878,546
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$86,016	$75,130
Accrued liabilities	62,603	63,614
Unearned revenue	43,379	44,480
Operating lease liabilities, current	3,108	4,410
Other current liabilities	2,029	3,508
Total current liabilities	197,135	191,142
Long-term debt, net	34,219	34,476
Operating lease liabilities, non-current	2,319	3,626
Other long-term liabilities	3,713	3,476
Total liabilities	237,386	232,720
Stockholders' equity:
Preferred stock, $0.0001 par value, authorized shares - 5,000, issued and outstanding - none	—	—
Common stock, $0.0001 par value, authorized shares - 100,000
Issued shares - 51,455 and 51,102
Outstanding shares - 45,202 and 44,951	5	5
Additional paid-in capital	995,904	982,718
Accumulated deficit	(257,629)	(173,829)
Accumulated other comprehensive loss	(514)	(522)
Treasury stock at cost - 6,253 and 6,151	(164,600)	(162,546)
Total stockholders' equity	573,166	645,826
Total liabilities and stockholders' equity	$810,552	$878,546

Overstock.com, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except per share data)
	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Net revenue	$422,211	$528,122	$803,351	$1,064,159
Cost of goods sold	327,839	407,017	619,266	817,842
Gross profit	94,372	121,105	184,085	246,317
Operating expenses
Sales and marketing	49,242	57,940	96,290	116,453
Technology	27,706	30,542	58,252	63,531
General and administrative	21,673	21,081	42,156	42,337
Total operating expenses	98,621	109,563	196,698	222,321
Operating income (loss)	(4,249)	11,542	(12,613)	23,996
Interest income (expense), net	3,059	115	5,618	(10)
Other expense, net	(80,673)	(1,981)	(88,062)	(2,095)
Income (loss) before income taxes	(81,863)	9,676	(95,057)	21,891
Provision (benefit) for income taxes	(8,370)	2,529	(11,257)	4,621
Net income (loss)	$(73,493)	$7,147	$(83,800)	$17,270
Net income (loss) per share of common stock:
Basic	$(1.63)	$0.12	$(1.86)	$0.33
Diluted	$(1.63)	$0.12	$(1.86)	$0.33
Weighted average shares of common stock outstanding:
Basic	45,200	43,072	45,134	43,062
Diluted	45,200	43,159	45,134	43,221

Overstock.com, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands)
	Six months ended June 30,
	2023	2022
Cash flows from operating activities:
Net income (loss)	$(83,800)	$17,270
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	10,501	8,350
Non-cash operating lease cost	2,554	2,736
Stock-based compensation to employees and directors	12,065	9,334
(Increase) decrease in deferred tax assets, net	(11,502)	2,622
Loss from equity method securities	87,820	2,583
Other non-cash adjustments	(186)	(114)
Changes in operating assets and liabilities:
Accounts receivable, net	(1,429)	(1,504)
Inventories	213	(529)
Prepaids and other current assets	(907)	2,318
Other long-term assets, net	(1,537)	(943)
Accounts payable	11,992	(6,104)
Accrued liabilities	(3,369)	(8,339)
Unearned revenue	(1,101)	(2,833)
Operating lease liabilities	(2,779)	(2,850)
Other long-term liabilities	237	(175)
Net cash provided by operating activities	18,772	21,822
Cash flows from investing activities:
Disbursement for notes receivable	(10,000)	—
Purchase of intangible assets	(22,832)	—
Purchase of equity securities	—	(11,420)
Capital distribution from investment	—	1,162
Expenditures for property and equipment	(12,048)	(6,406)
Other investing activities, net	445	(505)
Net cash used in investing activities	(44,435)	(17,169)
Cash flows from financing activities:
Repurchase of shares	—	(60,077)
Payments of taxes withheld upon vesting of employee stock awards	(2,054)	(3,482)
Other financing activities, net	(664)	(1,673)
Net cash used in financing activities	(2,718)	(65,232)
Net decrease in cash, cash equivalents, and restricted cash	(28,381)	(60,579)
Cash, cash equivalents, and restricted cash, beginning of period	371,457	503,366
Cash, cash equivalents, and restricted cash, end of period	$343,076	$442,787

Supplemental Operational Data
We measure our business using operational metrics, in addition to the financial metrics shown above and the non-GAAP financial measures explained below. We believe these metrics provide investors with additional information regarding our financial results and provide key performance indicators to track our progress. These indicators include changes in customer order patterns and the mix of products purchased by our customers.

Active customers represent the total number of unique customers who have made at least one purchase during the prior twelve-month period. This metric captures both the inflow of new customers and the outflow of existing customers who have not made a purchase during the prior twelve-month period.

LTM net revenue per active customer represents total net revenue in a twelve-month period divided by the total number of active customers for the same twelve-month period.

Orders delivered represents the total number of orders delivered in any given period, including orders that may eventually be returned. As we ship a large volume of packages through multiple carriers, actual delivery dates may not always be available, and in those circumstances, we estimate delivery dates based on historical data.

Average order value is defined as total net revenue in any given period divided by the total number of orders delivered in that period.

Orders per active customer is defined as orders delivered in a twelve-month period divided by active customers for the same twelve-month period.

The following table provides our key operating metrics:
(in thousands, except for LTM net revenue per active customer, average order value and orders per active customer)

	Three months ended June 30,
	2023	2022
Active customers	4,621	6,490
LTM net revenue per active customer	$361	$365
Orders delivered	1,803	2,138
Average order value	$234	$247
Orders per active customer	1.56	1.65

Non-GAAP Financial Measures and Reconciliations
We are providing certain non-GAAP financial measures in this release and related earnings conference call, including adjusted diluted earnings (loss) per share, adjusted EBITDA, and free cash flow. We use these non-GAAP measures internally in analyzing our financial results and we believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance in the same manner as our management and board of directors. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures in this earnings release. These non-GAAP financial measures should be used in addition to and in conjunction with the results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures.

Adjusted diluted earnings (loss) per share is a non-GAAP financial measure that is calculated as net income (loss) less the income or losses recognized from our equity method securities, net of related tax. We believe that this adjustment to our net income (loss) before calculating per share amounts for the current period presented provides a useful comparison between our operating results from period to period.

Adjusted EBITDA is a non-GAAP financial measure that is calculated as income (loss) before depreciation and amortization, stock-based compensation, interest and other income (expense), provision (benefit) for income taxes, and special items. We believe the exclusion of certain benefits and expenses in calculating adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring.

Free cash flow is a non-GAAP financial measure that is calculated as net cash provided by or used in operating activities reduced by expenditures for property and equipment. We believe free cash flow is a useful measure to evaluate the cash impact of the operations of the business including purchases of property and equipment which are a necessary component of our ongoing operations.

The following table reflects the reconciliation of adjusted diluted loss per share to diluted loss per share (in thousands, except per share data):

	Three months ended June 30,
	2023
	Diluted EPS	Less: equity method income (loss)[1]	Adjusted Diluted EPS
Numerator:
Net loss attributable to common stockholders	$(73,493)	$(72,703)	$(790)

Denominator:
Weighted average shares of common stock outstanding—diluted	45,200	45,200	45,200

Net loss per share of common stock:
Diluted	$(1.63)	$(1.61)	$(0.02)
1 Inclusive of estimated tax impact

The following table reflects the reconciliation of adjusted EBITDA to net income (loss) (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Net income (loss)	$(73,493)	$7,147	$(83,800)	$17,270
Depreciation and amortization	4,516	4,043	10,501	8,350
Stock-based compensation	6,270	4,695	12,065	9,334
Interest (income) expense, net	(3,059)	(115)	(5,618)	10
Other expense, net	80,673	1,981	88,062	2,095
Provision (benefit) for income taxes	(8,370)	2,529	(11,257)	4,621
Special items (see table below)	1,697	475	1,697	528
Adjusted EBITDA	$8,234	$20,755	$11,650	$42,208

Special items:
Brand integration and related costs	$1,086	$—	$1,086	$—
Restructuring costs	611	—	611	—
Special legal charges and other	—	475	—	528
	$1,697	$475	$1,697	$528

The following table reflects the reconciliation of free cash flow to net cash provided by operating activities (in thousands):

	Six months ended June 30,
	2023	2022
Net cash provided by operating activities	$18,772	$21,822
Expenditures for property and equipment	(12,048)	(6,406)
Free cash flow	$6,724	$15,416